UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 15, 2021

EDOC Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39689	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

(Address of principal executive offices and zip code)

(585) 678-1198

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Class A Ordinary Shares, $.0001 par value per share	ADOC	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	ADOCW	The NASDAQ Stock Market LLC

 Item 7.01. Regulation FD Disclosure.

On April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlights the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies (“SPAC”) such as Edoc Acquisition Corp. (the “Company”). The Staff Statement reflects the Staff’s view that in many cases, warrants issued by SPACs should be characterized as liabilities for accounting purposes, rather than as equity securities, unless certain conditions are met.

The Company has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), and had expected to file the Form 10-K on or prior to April 15, 2021, the extended deadline for the Form 10-K.  However, the Company is evaluating the applicability and impact of the Staff Statement on its financial statements to be included in the Form 10-K and believes, on a preliminary basis, that both its public and private warrants may be required to be accounted for as liabilities in the Form 10-K. Because the Company needs additional time to review these matters in detail and to discuss these matters with Marcum LLP, its independent registered public accounting firm, the Company will be unable to file the Form 10-K on a timely basis, but is working diligently to file the Form 10-K as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOC ACQUISITION CORP.

Date: April 15, 2021

By:	/s/ Kevin Chen
Kevin Chen Chief Executive Officer

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